UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21823

Pioneer Series Trust V

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2024

Date of reporting period: September 1, 2023 through February 29, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Global Sustainable Equity Fund
Semiannual Report  |  February 29, 2024

A: GLOSX	C: GCSLX	K: PGEKX	R: PRGEX	Y: PGSYX
IMPORTANT NOTICE – UPCOMING CHANGES TO PIONEER FUNDS ANNUAL & SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information (“Redesigned Reports”). Certain information currently included in the Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.
If you previously elected to receive the Fund's Reports electronically, you will continue to receive the Redesigned Reports electronically. Otherwise, you will receive paper copies of the Fund's Redesigned Reports via USPS mail starting in July 2024. If you would like to receive the Fund's Redesigned Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at amundi.com/usinvestors and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

visit us: www.amundi.com/us

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/241

Portfolio Summary  |  2/29/24
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
2Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

10 Largest Holdings

(As a percentage of total investments)*
1.	Amazon.com, Inc.	4.36%
2.	Advanced Micro Devices, Inc.	4.35
3.	Alphabet, Inc., Class A	4.11
4.	CRH Plc	4.04
5.	International Business Machines Corp.	4.02
6.	Cardinal Health, Inc.	3.88
7.	KB Financial Group, Inc.	3.73
8.	Shell Plc (A.D.R.)	2.89
9.	Sanofi S.A.	2.84
10.	ABN AMRO Bank NV, (C.V.A.) (144A)	2.65
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/243

Prices and Distributions  |  2/29/24
Net Asset Value per Share
Class	2/29/24	8/31/23
A	$18.59	$16.96
C	$17.99	$16.35
K	$18.63	$17.03
R	$18.43	$16.79
Y	$18.69	$17.09

Distributions per Share: 9/1/23 - 2/29/24
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2534	$—	$0.0187
C	$0.1039	$—	$0.0187
K	$0.3172	$—	$0.0187
R	$0.1815	$—	$0.0187
Y	$0.3172	$—	$0.0187
Index Definitions
The Morgan Stanley Capital International (MSCI) World NR† Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 5 - 9.
† NR (Net Return), which indicates that the returns for these indices approximate the minimum possible dividend reinvestment.
4Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Performance Update | 2/29/24	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 29, 2024)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	8.77%	8.13%	9.06%	8.37%
5 Years	12.54	11.22	11.66	10.51
1 Year	17.34	10.60	24.96	23.15
Expense Ratio (Per prospectus dated December 28, 2023, as revised April 1, 2024)
Gross	Net
1.22%	1.15%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/245

Performance Update | 2/29/24	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 29, 2024)
Period	If Held	If Redeemed	MSCI World NR Index	MSCI All Country World NR Index
10 Years	7.94%	7.94%	9.06%	8.37%
5 Years	11.66	11.66	11.66	10.51
1 Year	16.46	15.46	24.96	23.15
Expense Ratio (Per prospectus dated December 28, 2023, as revised April 1, 2024)
Gross
1.98%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
6Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Performance Update | 2/29/24	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 29, 2024)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.21%	9.06%	8.37%
5 Years	13.00	11.66	10.51
1 Year	17.79	24.96	23.15
Expense Ratio (Per prospectus dated December 28, 2023, as revised April 1, 2024)
Gross	Net
0.83%	0.75%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected.Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/247

Performance Update | 2/29/24	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 29, 2024)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	8.46%	9.06%	8.37%
5 Years	12.09	11.66	10.51
1 Year	16.81	24.96	23.15
Expense Ratio (Per prospectus dated December 28, 2023, as revised April 1, 2024)
Gross	Net
1.62%	1.55%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2025 for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
8Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Performance Update | 2/29/24	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 29, 2024)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.25%	9.06%	8.37%
5 Years	13.00	11.66	10.51
1 Year	17.80	24.96	23.15
Expense Ratio (Per prospectus dated December 28, 2023, as revised April 1, 2024)
Gross	Net
0.95%	0.75%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/249

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Equity Fund
Based on actual returns from September 1, 2023 through February 29, 2024.
Share Class	A	C	K	R	Y
Beginning Account Value on 9/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/29/24	$1,113.20	$1,108.30	$1,114.90	$1,110.40	$1,114.50
Expenses Paid During Period*	$5.73	$9.75	$3.79	$7.87	$3.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, 1.86%, 0.72%, 1.50%, and 0.72% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reﬂect the one-half year period).
10Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2023 through February 29, 2024.
Share Class	A	C	K	R	Y
Beginning Account Value on 9/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/29/24	$1,019.44	$1,015.61	$1,021.28	$1,017.40	$1,021.28
Expenses Paid During Period*	$5.47	$9.32	$3.62	$7.52	$3.62

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, 1.86%, 0.72%, 1.50%, and 0.72% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reﬂect the one-half year period).
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2411

Schedule of Investments  |  2/29/24
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 100.5%
	Common Stocks — 97.2% of Net Assets
	Aerospace & Defense — 1.9%
237,874	Hensoldt AG	$ 8,663,434
	Total Aerospace & Defense	$8,663,434

	Air Freight & Logistics — 0.7%
22,208	United Parcel Service, Inc., Class B	$ 3,292,558
	Total Air Freight & Logistics	$3,292,558

	Automobile Components — 0.7%
76,700	Bridgestone Corp.	$ 3,304,135
	Total Automobile Components	$3,304,135

	Automobiles — 1.5%
312,700	Subaru Corp.	$ 7,121,803
	Total Automobiles	$7,121,803

	Banks — 13.6%
742,622	ABN AMRO Bank NV (C.V.A.) (144A)	$ 11,924,453
132,763	Bank of America Corp.	4,582,979
466,614	FinecoBank Banca Fineco S.p.A.	6,455,708
450,424	Grupo Financiero Banorte S.A.B de CV, Class O	4,656,921
119,655	Hana Financial Group, Inc.	5,095,365
354,764	KB Financial Group, Inc.	16,790,898
245,052	UniCredit S.p.A.	8,194,711
96,916	Wells Fargo & Co.	5,387,560
	Total Banks	$63,088,595

	Biotechnology — 0.3%
17,602(a)	BioNTech SE (A.D.R.)	$ 1,565,874
	Total Biotechnology	$1,565,874

	Broadline Retail — 8.3%
1,235,900	Alibaba Group Holding, Ltd.	$ 11,463,478
111,068(a)	Amazon.com, Inc.	19,632,379
152,681	eBay, Inc.	7,218,758
	Total Broadline Retail	$38,314,615

	Capital Markets — 5.7%
93,156	Bank of New York Mellon Corp.	$ 5,225,120
91,947	Euronext NV (144A)	8,476,228
52,529	State Street Corp.	3,872,963
310,303	UBS Group AG	8,853,295
	Total Capital Markets	$26,427,606

The accompanying notes are an integral part of these financial statements.
12Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Shares		Value
	Chemicals — 1.1%
49,171	LyondellBasell Industries NV, Class A	$ 4,930,868
	Total Chemicals	$4,930,868

	Construction Materials — 3.9%
218,729	CRH Plc	$ 18,167,401
	Total Construction Materials	$18,167,401

	Consumer Staples Distribution & Retail — 2.2%
26,745 +#	Magnit PJSC	$ 111,650
672,000	Seven & i Holdings Co., Ltd.	10,006,746
	Total Consumer Staples Distribution & Retail	$10,118,396

	Diversified Telecommunication Services — 1.9%
369,518	Deutsche Telekom AG	$ 8,783,114
	Total Diversified Telecommunication Services	$8,783,114

	Electric Utilities — 1.5%
119,236	Eversource Energy	$ 6,999,153
	Total Electric Utilities	$6,999,153

	Electrical Equipment — 3.8%
17,838	Eaton Corp. Plc	$ 5,155,182
65,100	Fuji Electric Co., Ltd.	3,962,264
37,115(a)	Generac Holdings, Inc.	4,175,809
270,300	Mitsubishi Electric Corp.	4,275,341
	Total Electrical Equipment	$17,568,596

	Entertainment — 0.7%
23,253	Electronic Arts, Inc.	$ 3,243,328
	Total Entertainment	$3,243,328

	Financial Services — 2.1%
164,004(a)	Nexi S.p.A. (144A)	$ 1,202,672
142,091(a)	PayPal Holdings, Inc.	8,573,771
	Total Financial Services	$9,776,443

	Ground Transportation — 0.5%
27,627(a)	Uber Technologies, Inc.	$ 2,196,347
	Total Ground Transportation	$2,196,347

	Health Care Equipment & Supplies — 1.2%
66,026	Medtronic Plc	$ 5,503,927
	Total Health Care Equipment & Supplies	$5,503,927

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2413

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Shares		Value
	Health Care Providers & Services — 5.3%
156,134	Cardinal Health, Inc.	$ 17,483,886
20,595	Cigna Group	6,922,803
	Total Health Care Providers & Services	$24,406,689

	Household Durables — 2.2%
403,549	Persimmon Plc	$ 6,954,405
37,200	Sony Group Corp.	3,198,149
	Total Household Durables	$10,152,554

	Household Products — 0.9%
66,250	Reckitt Benckiser Group Plc	$ 4,180,637
	Total Household Products	$4,180,637

	Industrial Conglomerates — 0.2%
22,649(a)	SK Square Co., Ltd.	$ 1,191,411
	Total Industrial Conglomerates	$1,191,411

	Insurance — 3.8%
50,795	Hartford Financial Services Group, Inc.	$ 4,868,193
249,186	Hiscox, Ltd.	3,569,995
33,128	Willis Towers Watson Plc	9,031,024
	Total Insurance	$17,469,212

	Interactive Media & Services — 4.0%
133,493(a)	Alphabet, Inc., Class A	$ 18,483,441
	Total Interactive Media & Services	$18,483,441

	IT Services — 5.0%
65,953	Cognizant Technology Solutions Corp., Class A	$ 5,211,606
97,797	International Business Machines Corp.	18,095,379
	Total IT Services	$23,306,985

	Metals & Mining — 2.9%
508,857	Barrick Gold Corp.	$ 7,459,843
156,778	Teck Resources, Ltd., Class B	6,023,411
	Total Metals & Mining	$13,483,254

	Oil, Gas & Consumable Fuels — 4.2%
266,405	Marathon Oil Corp.	$ 6,460,321
553,394 +#	Rosneft Oil Co. PJSC	174,637
207,055	Shell Plc (A.D.R.)	13,009,266
	Total Oil, Gas & Consumable Fuels	$19,644,224

The accompanying notes are an integral part of these financial statements.
14Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Shares		Value
	Pharmaceuticals — 5.1%
401,244	Pfizer, Inc.	$ 10,657,041
134,503	Sanofi S.A.	12,779,122
	Total Pharmaceuticals	$23,436,163

	Semiconductors & Semiconductor Equipment — 5.6%
101,762(a)	Advanced Micro Devices, Inc.	$ 19,592,238
5,327	Microchip Technology, Inc.	448,214
32,210	QUALCOMM, Inc.	5,082,416
13,400	Sanken Electric Co., Ltd.	676,829
	Total Semiconductors & Semiconductor Equipment	$25,799,697

	Software — 1.2%
18,209	Oracle Corp.	$ 2,033,581
50,126(a)	Zoom Video Communications, Inc., Class A	3,545,412
	Total Software	$5,578,993

	Technology Hardware, Storage & Peripherals — 3.3%
1,976,000	Lenovo Group, Ltd.	$ 2,195,536
171,030(a)	Pure Storage, Inc., Class A	9,004,729
73,346	Samsung Electronics Co., Ltd.	4,026,260
	Total Technology Hardware, Storage & Peripherals	$15,226,525

	Trading Companies & Distributors — 1.9%
114,374(a)	AerCap Holdings NV	$ 8,827,385
	Total Trading Companies & Distributors	$8,827,385

	Total Common Stocks (Cost $364,128,809)	$ 450,253,363

	SHORT TERM INVESTMENTS — 3.3% of Net Assets
	Open-End Fund — 3.3%
15,355,793(b)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 15,355,793
		$ 15,355,793

	TOTAL SHORT TERM INVESTMENTS (Cost $15,355,793)	$15,355,793

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.5% (Cost $379,484,602)	$465,609,156
	OTHER ASSETS AND LIABILITIES — (0.5)%	$ (2,240,783)
	net assets — 100.0%	$463,368,373

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2415

Schedule of Investments  |  2/29/24
(unaudited) (continued)
(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At February 29, 2024, the value of these securities amounted to $21,603,353, or 4.7% of net assets.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at February 29, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Magnit PJSC	7/23/2020	$1,857,587	$111,650
Rosneft Oil Co. PJSC	6/23/2021	4,456,751	174,637
Total Restricted Securities			$286,287
% of Net assets			0.1%
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
United States	47.2%
United Kingdom	7.4%
Japan	7.2%
Ireland	7.2%
South Korea	6.0%
Netherlands	4.5%
Germany	4.2%
Italy	3.5%
China	3.0%
Canada	3.0%
France	2.9%
Switzerland	2.0%
Mexico	1.0%
Other (individually less than 1%)	0.9%
100.0%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized (Depreciation)
USD	9,292,173	CNY	65,770,000	JPMorgan Chase Bank NA	8/22/24	$(3,419)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (3,419)
CNY	— China Yuan Renminbi
USD	— United States Dollar
The accompanying notes are an integral part of these financial statements.
16Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Purchases and sales of securities (excluding short-term investments) for the six months ended February 29, 2024, aggregated $114,962,245 and $125,627,726, respectively.
At February 29, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $382,051,286 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$105,440,622
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,886,171)
Net unrealized appreciation	$ 83,554,451
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 29, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 8,663,434	$ —	$ 8,663,434
Automobile Components	—	3,304,135	—	3,304,135
Automobiles	—	7,121,803	—	7,121,803
Banks	14,627,460	48,461,135	—	63,088,595
Broadline Retail	26,851,137	11,463,478	—	38,314,615
Capital Markets	9,098,083	17,329,523	—	26,427,606
Construction Materials	—	18,167,401	—	18,167,401
Consumer Staples Distribution & Retail	—	10,006,746	111,650	10,118,396
Diversified Telecommunication Services	—	8,783,114	—	8,783,114
Electrical Equipment	9,330,991	8,237,605	—	17,568,596
Financial Services	8,573,771	1,202,672	—	9,776,443
Household Durables	—	10,152,554	—	10,152,554
Household Products	—	4,180,637	—	4,180,637
Industrial Conglomerates	—	1,191,411	—	1,191,411
Insurance	13,899,217	3,569,995	—	17,469,212
Oil, Gas & Consumable Fuels	19,469,587	—	174,637	19,644,224
Pharmaceuticals	10,657,041	12,779,122	—	23,436,163
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2417

Schedule of Investments  |  2/29/24
(unaudited) (continued)
	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$ 25,122,868	$ 676,829	$ —	$ 25,799,697
Technology Hardware, Storage & Peripherals	9,004,729	6,221,796	—	15,226,525
All Other Common Stocks	121,818,802	—	—	121,818,802
Open-End Fund	15,355,793	—	—	15,355,793
Total Investments in Securities	$ 283,809,479	$181,513,390	$ 286,287	$ 465,609,156
Other Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	$ —	$ (3,419)	$ —	$ (3,419)
Total Other Financial Instruments	$ —	$ (3,419)	$ —	$ (3,419)
During the period ended February 29, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
18Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Statement of Assets and Liabilities  |  2/29/24
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $379,484,602)	$465,609,156
Receivables —
Investment securities sold	391,361
Fund shares sold	395,397
Dividends	1,573,958
Interest	51,607
Due from the Adviser	6,991
Other assets	56,862
Total assets	$ 468,085,332
LIABILITIES:
Overdraft due to custodian	$ 67,103
Payables —
Investment securities purchased	4,121,314
Fund shares repurchased	275,379
Trustees’ fees	3,542
Unrealized depreciation on forward foreign currency exchange contracts	3,419
Management fees	24,370
Administrative expenses	8,921
Distribution fees	4,394
Accrued expenses	208,517
Total liabilities	$ 4,716,959
NET ASSETS:
Paid-in capital	$379,041,987
Distributable earnings	84,326,386
Net assets	$463,368,373
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $162,841,465/8,761,714 shares)	$ 18.59
Class C (based on $6,742,496/374,796 shares)	$ 17.99
Class K (based on $78,390,243/4,208,798 shares)	$ 18.63
Class R (based on $13,672,221/741,895 shares)	$ 18.43
Class Y (based on $201,721,948/10,792,455 shares)	$ 18.69
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $18.59 net asset value per share/100%-5.75% maximum sales charge)	$ 19.72
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2419

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/29/24
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $258,252)	$ 4,331,030
Interest from unaffiliated issuers	916
Total Investment Income		$ 4,331,946
EXPENSES:
Management fees	$ 1,397,068
Administrative expenses	79,363
Transfer agent fees
Class A	65,635
Class C	2,881
Class K	42
Class R	15,850
Class Y	95,635
Distribution fees
Class A	188,502
Class C	32,314
Class R	31,778
Shareholder communications expense	37,625
Custodian fees	13,098
Registration fees	40,167
Professional fees	62,430
Printing expense	26,950
Officers’ and Trustees’ fees	12,312
Insurance expense	3,858
Miscellaneous	58,159
Total expenses		$ 2,163,667
Less fees waived and expenses reimbursed by the Adviser		(255,981)
Net expenses		$ 1,907,686
Net investment income		$ 2,424,260
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 4,520,922
Forward foreign currency exchange contracts	2,921
Other assets and liabilities denominated in foreign currencies	(146,407)	$ 4,377,436
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$40,770,248
Forward foreign currency exchange contracts	13,322
Other assets and liabilities denominated in foreign currencies	3,514	$40,787,084
Net realized and unrealized gain (loss) on investments		$45,164,520
Net increase in net assets resulting from operations		$47,588,780
The accompanying notes are an integral part of these financial statements.
20Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Statements of Changes in Net Assets
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 2,424,260	$ 6,544,539
Net realized gain (loss) on investments	4,377,436	(152,730)
Change in net unrealized appreciation (depreciation) on investments	40,787,084	42,769,312
Net increase in net assets resulting from operations	$ 47,588,780	$ 49,161,121
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.27 and $0.92 per share, respectively)	$ (2,381,395)	$ (8,249,417)
Class C ($0.12 and $0.88 per share, respectively)	(46,519)	(415,488)
Class K ($0.34 and $0.94 per share, respectively)	(1,471,191)	(4,485,079)
Class R ($0.20 and $0.90 per share, respectively)	(148,321)	(752,564)
Class Y ($0.34 and $0.94 per share, respectively)	(3,612,117)	(4,394,012)
Total distributions to shareholders	$ (7,659,543)	$ (18,296,560)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 49,146,398	$168,900,126
Reinvestment of distributions	7,523,784	17,940,672
Cost of shares repurchased	(67,178,297)	(73,440,130)
Net increase (decrease) in net assets resulting from Fund share transactions	$ (10,508,115)	$113,400,668
Net increase in net assets	$ 29,421,122	$144,265,229
NET ASSETS:
Beginning of period	$433,947,251	$289,682,022
End of period	$463,368,373	$433,947,251
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2421

Statements of Changes in Net Assets (continued)
	Six Months Ended 2/29/24 Shares (unaudited)	Six Months Ended 2/29/24 Amount (unaudited)	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount
Class A
Shares sold	263,694	$ 4,532,180	565,987	$ 9,156,433
Reinvestment of distributions	132,101	2,310,833	517,580	8,074,394
Less shares repurchased	(588,731)	(10,077,429)	(1,156,009)	(18,586,650)
Net decrease	(192,936)	$ (3,234,416)	(72,442)	$ (1,355,823)
Class C
Shares sold	19,165	$ 315,244	52,023	$ 807,252
Reinvestment of distributions	2,755	46,519	27,483	415,488
Less shares repurchased	(65,340)	(1,066,604)	(149,893)	(2,332,386)
Net decrease	(43,420)	$ (704,841)	(70,387)	$ (1,109,646)
Class K
Shares sold	217,899	$ 3,651,930	748,608	$ 11,407,612
Reinvestment of distributions	83,816	1,469,546	286,781	4,481,247
Less shares repurchased	(390,257)	(6,909,155)	(825,637)	(13,514,813)
Net increase (decrease)	(88,542)	$ (1,787,679)	209,752	$ 2,374,046
Class R
Shares sold	41,131	$ 700,937	106,300	$ 1,707,543
Reinvestment of distributions	8,551	148,310	48,592	752,505
Less shares repurchased	(96,389)	(1,635,659)	(209,167)	(3,333,451)
Net decrease	(46,707)	$ (786,412)	(54,275)	$ (873,403)
Class Y
Shares sold	2,311,120	$ 39,946,107	8,961,293	$145,821,286
Reinvestment of distributions	201,696	3,548,576	269,090	4,217,038
Less shares repurchased	(2,769,942)	(47,489,450)	(2,194,449)	(35,672,830)
Net increase (decrease)	(257,126)	$ (3,994,767)	7,035,934	$114,365,494
The accompanying notes are an integral part of these financial statements.
22Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Financial Highlights
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class A
Net asset value, beginning of period	$ 16.96	$ 15.69	$ 21.08	$ 15.69	$ 13.56	$ 16.26
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.26	$ 0.26	$ 0.30	$ 0.15	$ 0.23
Net realized and unrealized gain (loss) on investments	1.82	1.93	(1.87)	5.24	2.12	(1.63)
Net increase (decrease) from investment operations	$ 1.90	$ 2.19	$ (1.61)	$ 5.54	$ 2.27	$ (1.40)
Distributions to shareholders:
Net investment income	$ (0.25)	$ (0.22)	$ (0.35)	$ (0.15)	$ (0.14)	$ (0.08)
Net realized gain	(0.02)	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.27)	$ (0.92)	$ (3.78)	$ (0.15)	$ (0.14)	$ (1.30)
Net increase (decrease) in net asset value	$ 1.63	$ 1.27	$ (5.39)	$ 5.39	$ 2.13	$ (2.70)
Net asset value, end of period	$ 18.59	$ 16.96	$ 15.69	$ 21.08	$ 15.69	$ 13.56
Total return (b)	11.32%(c)	14.56%	(9.05)%(d)	35.53%	16.78%	(8.62)%(e)
Ratio of net expenses to average net assets	1.09%(f)	1.09%	1.10%	1.15%	1.15%	1.16%
Ratio of net investment income (loss) to average net assets	0.93%(f)	1.62%	1.45%	1.60%	1.05%	1.64%
Portfolio turnover rate	28%(c)	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$162,841	$151,894	$141,637	$170,823	$135,175	$130,777
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.16%(f)	1.22%	1.20%	1.32%	1.39%	1.36%
Net investment income (loss) to average net assets	0.86%(f)	1.49%	1.35%	1.43%	0.81%	1.44%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.11)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2423

Financial Highlights  (continued)
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class C
Net asset value, beginning of period	$16.35	$15.23	$20.57	$ 15.29	$13.20	$ 15.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01	$ 0.13	$ 0.12	$ 0.14	$ 0.04	$ 0.12
Net realized and unrealized gain (loss) on investments	1.75	1.87	(1.82)	5.14	2.05	(1.58)
Net increase (decrease) from investment operations	$ 1.76	$ 2.00	$ (1.70)	$ 5.28	$ 2.09	$ (1.46)
Distributions to shareholders:
Net investment income	$ (0.10)	$ (0.18)	$ (0.21)	$ —	$ —	$ —
Net realized gain	(0.02)	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.12)	$ (0.88)	$ (3.64)	$ —	$ —	$ (1.22)
Net increase (decrease) in net asset value	$ 1.64	$ 1.12	$ (5.34)	$ 5.28	$ 2.09	$ (2.68)
Net asset value, end of period	$17.99	$16.35	$15.23	$ 20.57	$15.29	$ 13.20
Total return (b)	10.83%(c)	13.71%	(9.69)%(d)	34.53%	15.83%	(9.34)%(e)
Ratio of net expenses to average net assets	1.86%(f)	1.85%	1.82%	1.92%	1.91%	1.92%
Ratio of net investment income (loss) to average net assets	0.15%(f)	0.85%	0.71%	0.79%	0.28%	0.85%
Portfolio turnover rate	28%(c)	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$6,742	$6,837	$7,440	$10,330	$9,970	$11,938
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.93%(f)	1.98%	1.91%	2.06%	2.10%	2.06%
Net investment income (loss) to average net assets	0.08%(f)	0.72%	0.62%	0.65%	0.09%	0.71%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.75)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
24Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class K
Net asset value, beginning of period	$ 17.03	$ 15.71	$ 21.10	$ 15.70	$ 13.56	$ 16.28
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.33	$ 0.33	$ 0.38	$ 0.21	$ 0.29
Net realized and unrealized gain (loss) on investments	1.83	1.93	(1.86)	5.24	2.14	(1.64)
Net increase (decrease) from investment operations	$ 1.94	$ 2.26	$ (1.53)	$ 5.62	$ 2.35	$ (1.35)
Distributions to shareholders:
Net investment income	$ (0.32)	$ (0.24)	$ (0.43)	$ (0.22)	$ (0.21)	$ (0.15)
Net realized gain	(0.02)	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.34)	$ (0.94)	$ (3.86)	$ (0.22)	$ (0.21)	$ (1.37)
Net increase (decrease) in net asset value	$ 1.60	$ 1.32	$ (5.39)	$ 5.40	$ 2.14	$ (2.72)
Net asset value, end of period	$ 18.63	$ 17.03	$ 15.71	$ 21.10	$ 15.70	$ 13.56
Total return (b)	11.49%(c)	15.05%	(8.67)%(d)	36.10%	17.36%	(8.24)%(e)
Ratio of net expenses to average net assets	0.72%(f)	0.70%	0.70%	0.70%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets	1.30%(f)	2.02%	1.85%	2.05%	1.50%	2.09%
Portfolio turnover rate	28%(c)	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$78,390	$73,174	$64,215	$68,962	$53,826	$43,813
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.79%(f)	0.83%	0.80%	0.84%	0.89%	0.85%
Net investment income (loss) to average net assets	1.23%(f)	1.89%	1.75%	1.91%	1.31%	1.95%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (8.72)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2425

Financial Highlights  (continued)
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class R
Net asset value, beginning of period	$ 16.79	$ 15.58	$ 20.95	$ 15.60	$ 13.47	$ 16.15
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.19	$ 0.19	$ 0.22	$ 0.10	$ 0.17
Net realized and unrealized gain (loss) on investments	1.80	1.92	(1.85)	5.22	2.10	(1.60)
Net increase (decrease) from investment operations	$ 1.84	$ 2.11	$ (1.66)	$ 5.44	$ 2.20	$ (1.43)
Distributions to shareholders:
Net investment income	$ (0.18)	$ (0.20)	$ (0.28)	$ (0.09)	$ (0.07)	$ (0.03)
Net realized gain	(0.02)	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.20)	$ (0.90)	$ (3.71)	$ (0.09)	$ (0.07)	$ (1.25)
Net increase (decrease) in net asset value	$ 1.64	$ 1.21	$ (5.37)	$ 5.35	$ 2.13	$ (2.68)
Net asset value, end of period	$ 18.43	$ 16.79	$ 15.58	$ 20.95	$ 15.60	$ 13.47
Total return (b)	11.04%(c)	14.12%	(9.33)%(d)	34.98%	16.38%	(8.98)%(e)
Ratio of net expenses to average net assets	1.50%(f)	1.49%	1.47%	1.54%	1.49%	1.55%
Ratio of net investment income (loss) to average net assets	0.51%(f)	1.21%	1.07%	1.20%	0.71%	1.24%
Portfolio turnover rate	28%(c)	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$13,672	$13,238	$13,130	$17,520	$14,090	$15,706
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.57%(f)	1.62%	1.56%	1.68%	1.67%	1.73%
Net investment income (loss) to average net assets	0.44%(f)	1.08%	0.98%	1.06%	0.53%	1.06%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.39)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
26Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class Y
Net asset value, beginning of period	$ 17.09	$ 15.76	$ 21.15	$ 15.74	$ 13.61	$ 16.33
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.34	$ 0.34	$ 0.39	$ 0.21	$ 0.29
Net realized and unrealized gain (loss) on investments	1.83	1.93	(1.88)	5.25	2.14	(1.63)
Net increase (decrease) from investment operations	$ 1.94	$ 2.27	$ (1.54)	$ 5.64	$ 2.35	$ (1.34)
Distributions to shareholders:
Net investment income	$ (0.32)	$ (0.24)	$ (0.42)	$ (0.23)	$ (0.22)	$ (0.16)
Net realized gain	(0.02)	(0.70)	(3.43)	—	—	(1.22)
Total distributions	$ (0.34)	$ (0.94)	$ (3.85)	$ (0.23)	$ (0.22)	$ (1.38)
Net increase (decrease) in net asset value	$ 1.60	$ 1.33	$ (5.39)	$ 5.41	$ 2.13	$ (2.72)
Net asset value, end of period	$ 18.69	$ 17.09	$ 15.76	$ 21.15	$ 15.74	$ 13.61
Total return (b)	11.45%(c)	15.06%	(8.66)%(d)	36.10%	17.29%	(8.19)%(e)
Ratio of net expenses to average net assets	0.72%(f)	0.70%	0.70%	0.70%	0.70%	0.72%
Ratio of net investment income (loss) to average net assets	1.30%(f)	2.10%	1.99%	2.06%	1.50%	2.06%
Portfolio turnover rate	28%(c)	63%	72%	91%	112%	87%
Net assets, end of period (in thousands)	$201,722	$188,805	$63,260	$25,865	$14,424	$16,765
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.90%(f)	0.95%	0.92%	0.97%	1.01%	0.98%
Net investment income (loss) to average net assets	1.12%(f)	1.85%	1.77%	1.79%	1.19%	1.80%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2427

Notes to Financial Statements  |  2/29/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global Sustainable Equity Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage
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risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S.security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. These recommendations are applied in accordance with the Adviser’s (the valuation designee’s) valuation procedures.
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The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
30Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of February 29, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
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In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$ 4,660,305
Long-term capital gains	13,636,255
Total	$18,296,560
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 2,242,820
Net unrealized appreciation	42,770,881
Qualified late year loss deferral	(616,552)
Total	$44,397,149
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
32Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,494 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2024.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are
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not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The Adviser seeks to identify companies with sustainable business models, including by evaluating environmental, social and governance (ESG) practices. In keeping with this focus, the Fund applies ESG criteria to its investments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes)
34Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

in securities of issuers that adhere to the Fund’s ESG criteria. For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti-personnel mines (a form of mine designed to be detonated by the presence or contact of a human), and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the Adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.
The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2435

non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in small- and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers,
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retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
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The average market value of written options for the six months ended February 29, 2024 was $0. There were no open written options contracts at February 29, 2024.
I.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
The average market value of forward foreign currency exchange contracts open during the six months ended February 29, 2024 was $8,874,312 for sells. Open forward foreign currency exchange contracts outstanding at February 29, 2024 are listed in the Schedule of Investments.
J.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at February 29, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the six months ended February 29, 2024, the effective management fee (excluding waivers and/or
38Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.
Effective January 1, 2024, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.15%, 2.15%, 0.75%, 1.55% and 0.75% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Prior to January 1, 2024, the Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses to 1.15%, 2.15%, 0.70%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 29, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $24,370 in management fees payable to the Adviser at February 29, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the six months ended February 29, 2024, the Fund paid $12,312 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At February 29, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $3,542 and a payable for administrative expenses of $8,921, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities,
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respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 29, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$25,188
Class C	1,692
Class K	74
Class R	2,118
Class Y	8,553
Total	$37,625
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1  under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $4,394 in distribution fees payable to the Distributor at February 29, 2024.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of
40Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 29, 2024, CDSCs in the amount of $220 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the six months ended February 29, 2024, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2441

such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 29, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
JPMorgan Chase Bank NA	$ —	$ —	$ —	$ —	$ —
Total	$—	$—	$—	$—	$—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
JPMorgan Chase Bank NA	$ (3,419)	$ —	$ —	$ —	$ (3,419)
Total	$(3,419)	$—	$—	$—	$(3,419)
42Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount payable to the counterparty in the event of default.
8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 29, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$3,419	$ —	$ —
Total Value	$—	$—	$3,419	$—	$—
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2443

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 29, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$ 2,921	$ —	$ —
Total Value	$—	$—	$ 2,921	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$13,322	$ —	$ —
Total Value	$—	$—	$13,322	$—	$—
9. Subsequent Events
The Fund has a policy to invest at least 80% of its net assets in securities of issuers that adhere to the Fund’s environmental, social and governance (ESG) criteria.
Effective April 1, 2024, the following reflects the Fund’s modified 80% investment policy:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that adhere to the Fund’s ESG criteria.
For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti-personnel mines (a form of mine designed to be detonated by the presence or contact of a human), and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to Amundi US, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.
44Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Equity Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2445

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
46Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered an increase to the expense limit for each of the Fund’s Class K shares and Class Y shares that would be effective January 1, 2024.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2447

fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to
48Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/2449

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret*
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024.
** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
50Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/29/24

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 19129-18-0424

Pioneer High Income Municipal Fund
Semiannual Report  |  February 29, 2024

A: PIMAX	C: HICMX	Y: HIMYX
IMPORTANT NOTICE – UPCOMING CHANGES TO PIONEER FUNDS ANNUAL & SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information (“Redesigned Reports”). Certain information currently included in the Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.
If you previously elected to receive the Fund's Reports electronically, you will continue to receive the Redesigned Reports electronically. Otherwise, you will receive paper copies of the Fund's Redesigned Reports via USPS mail starting in July 2024. If you would like to receive the Fund's Redesigned Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at amundi.com/usinvestors and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

visit us: www.amundi.com/us

Pioneer High Income Municipal Fund | Semiannual Report | 2/29/241

Portfolio Summary  |  2/29/24
Portfolio Diversification(a)

(As a percentage of total investments)*
State Diversification(a)

(As a percentage of total investments)*
2Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

10 Largest Holdings(a)

(As a percentage of total investments)*
1.	Golden State Tobacco Securitization Corp., Series A-1, 4.214%, 6/1/50	4.35%
2.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B-2, 5.00%, 6/1/55	2.99
3.	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	2.82
4.	TSASC, Inc., Series B, 5.00%, 6/1/48	2.42
5.	Dominion Water & Sanitation District, 5.875%, 12/1/52	2.34
6.	TSASC, Inc., Series B, 5.00%, 6/1/45	2.29
7.	City of Hammond, Custodial Receipts Cabelas Project, 7.50%, 2/1/29 (144A)	2.18
8.	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	2.07
9.	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	1.92
10.	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/58 (144A)	1.89
(a)   The Fund invests as a feeder fund in Pioneer High Income Municipal Portfolio (the "Portfolio"), and owns a pro rata interest in the Portfolio’s net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at February 29, 2024 are based on the holdings of the Portfolio. For more complete details about the Portfolio’s investment portfolio, see page 34.
*   Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
†  Amount rounds to less than 0.1%.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/243

Prices and Distributions  |  2/29/24
Net Asset Value per Share
Class	2/29/24	8/31/23
A	$6.14	$6.04
C	$6.15	$6.05
Y	$6.05	$5.96

Distributions per Share: 9/1/23 - 2/29/24
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1440	$—	$—
C	$0.1209	$—	$—
Y	$0.1500	$—	$—
Index Definitions
The Bloomberg U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on page 5 - 7.
4Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

Performance Update | 2/29/24	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of February 29, 2024)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	3.25%	2.77%	4.48%
5 Years	0.78	-0.14	3.31
1 Year	2.14	-2.51	8.30
Expense Ratio (Per prospectus dated December 28, 2023)
Gross	Net
0.91%	0.82%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/245

Performance Update | 2/29/24	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of February 29, 2024)
Period	If Held	If Redeemed	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	2.48%	2.48%	4.48%
5 Years	0.04	0.04	3.31
1 Year	1.35	0.38	8.30
Expense Ratio (Per prospectus dated December 28, 2023)
Gross	Net
1.68%	1.59%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
6Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

Performance Update | 2/29/24	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of February 29, 2024)
Period	Net Asset Value (NAV)	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	3.46%	4.48%
5 Years	1.00	3.31
1 Year	2.37	8.30
Expense Ratio (Per prospectus dated December 28, 2023)
Gross	Net
0.75%	0.55%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/247

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on actual returns from September 1, 2023 through February 29, 2024.
Share Class*	A	C	Y
Beginning Account Value on 9/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/29/24	$1,041.10	$1,037.10	$1,041.00
Expenses Paid During Period**	$4.16	$8.05	$2.79

*	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.59%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reﬂect the partial year period).
8Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2023 through February 29, 2024.
Share Class*	A	C	Y
Beginning Account Value on 9/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/29/24	$1,020.79	$1,016.96	$1,022.13
Expenses Paid During Period**	$4.12	$7.97	$2.77

*	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.59%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reﬂect the partial year period).
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/249

Statement of Assets and Liabilities   |  2/29/24
(unaudited)
ASSETS:
Investments in Pioneer High Income Municipal Portfolio, at value	$1,151,058,799
Receivables —
Fund shares sold	336,016
Due from the Adviser	16,154
Other assets	76,919
Total assets	$1,151,487,888
LIABILITIES:
Payables —
Distributions	$ 540,053
Trustees’ fees	13,187
Professional fees	162,065
Transfer agent fees	136,378
Registration fees	23,379
Management fees	45,292
Administrative expenses	205,119
Distribution fees	14,957
Accrued expenses	39,271
Total liabilities	$ 1,179,701
NET ASSETS:
Paid-in capital	$1,528,275,875
Distributable earnings (loss)	(377,967,688)
Net assets	$ 1,150,308,187
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $410,975,484/66,970,922 shares)	$ 6.14
Class C (based on $80,140,817/13,039,493 shares)	$ 6.15
Class Y (based on $659,191,886/108,912,564 shares)	$ 6.05
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.14 net asset value per share/100%-4.50% maximum sales charge)	$ 6.43
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
10Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/29/24
INVESTMENT INCOME:
Income allocated from Pioneer High Income Municipal Portfolio:
Interest Income	$33,473,157
Expenses	(160,676)
Net Investment Income allocated from Pioneer High Income Municipal Portfolio	33,312,481
Total Investment Income		$33,312,481
EXPENSES:
Management fees	$ 2,877,597
Administrative expenses	146,139
Transfer agent fees
Class A	52,025
Class C	18,074
Class Y	316,747
Distribution fees
Class A	527,352
Class C	425,037
Shareholder communications expense	17,087
Registration fees	59,721
Professional fees	314,415
Printing expense	20,974
Officers’ and Trustees’ fees	38,159
Insurance expense	1,152
Miscellaneous	77,277
Total expenses		$ 4,891,756
Less fees waived and expenses reimbursed by the Adviser		(747,586)
Net expenses		$ 4,144,170
Net investment income		$29,168,311
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Reimbursement by the Adviser	$ 56,738
Allocated from Pioneer High Income Municipal Portfolio:
Investments	(9,338,255)	$ (9,281,517)
Change in net unrealized appreciation (depreciation) allocated from Pioneer High Income Municipal Portfolio:
Investments		$25,858,483
Net realized and unrealized gain (loss) on investments		$16,576,966
Net increase in net assets resulting from operations		$45,745,277
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/2411

Statements of Changes in Net Assets
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 29,168,311	$ 67,224,862
Net realized gain (loss)	(9,281,517)	(71,899,942)
Change in net unrealized appreciation (depreciation)	25,858,483	(49,143,816)
Net increase (decrease) in net assets resulting from operations	$ 45,745,277	$ (53,818,896)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.14 and $0.28 per share, respectively)	$ (10,153,889)	$ (21,599,579)
Class C ($0.12 and $0.23 per share, respectively)	(1,714,722)	(3,842,717)
Class Y ($0.15 and $0.29 per share, respectively)	(17,522,639)	(40,348,623)
Total distributions to shareholders	$ (29,391,250)	$ (65,790,919)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 203,345,804	$ 631,782,548
Reinvestment of distributions	25,661,134	55,539,327
Cost of shares repurchased	(410,191,217)	(870,271,948)
Net decrease in net assets resulting from Fund share transactions	$ (181,184,279)	$ (182,950,073)
Net decrease in net assets	$ (164,830,252)	$ (302,559,888)
NET ASSETS:
Beginning of period	$1,315,138,439	$1,617,698,327
End of period	$ 1,150,308,187	$1,315,138,439
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
12Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

	Six Months Ended 2/29/24 Shares (unaudited)	Six Months Ended 2/29/24 Amount (unaudited)	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount
Class A
Shares sold	7,966,188	$ 48,369,181	24,386,511	$ 153,379,380
Reinvestment of distributions	1,542,791	9,280,320	3,044,012	19,019,677
Less shares repurchased	(17,292,938)	(104,353,639)	(32,826,925)	(206,085,725)
Net decrease	(7,783,959)	$ (46,704,138)	(5,396,402)	$ (33,686,668)
Class C
Shares sold	551,304	$ 3,340,619	1,934,850	$ 12,217,334
Reinvestment of distributions	269,906	1,625,836	571,556	3,577,121
Less shares repurchased	(3,216,596)	(19,444,850)	(5,025,517)	(31,532,856)
Net decrease	(2,395,386)	$ (14,478,395)	(2,519,111)	$ (15,738,401)
Class Y
Shares sold	25,512,582	$ 151,636,004	75,219,655	$ 466,185,834
Reinvestment of distributions	2,488,505	14,754,978	5,344,166	32,942,529
Less shares repurchased	(48,382,589)	(286,392,728)	(102,408,699)	(632,653,367)
Net decrease	(20,381,502)	$(120,001,746)	(21,844,878)	$(133,525,004)
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/2413

Financial Highlights
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)
Class A
Net asset value, beginning of period	$ 6.04	$ 6.54	$ 7.56	$ 7.23	$ 7.56	$ 7.36
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.14	$ 0.29	$ 0.26	$ 0.27	$ 0.27	$ 0.35
Net realized and unrealized gain (loss) on investments	0.10	(0.51)	(1.02)	0.32	(0.30)	0.21
Net increase (decrease) from investment operations	$ 0.24	$ (0.22)	$ (0.76)	$ 0.59	$ (0.03)	$ 0.56
Distributions to shareholders:
Net investment income	$ (0.14)	$ (0.28)	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.36)
Total distributions	$ (0.14)	$ (0.28)	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.36)
Net increase (decrease) in net asset value	$ 0.10	$ (0.50)	$ (1.02)	$ 0.33	$ (0.33)	$ 0.20
Net asset value, end of period	$ 6.14	$ 6.04	$ 6.54	$ 7.56	$ 7.23	$ 7.56
Total return (c)	4.11%(d)(e)	(3.41)%	(10.20)%	8.36%	(0.41)%	7.87%
Ratio of net expenses to average net assets	0.82%(f)(g)	0.82%(g)	0.82%(g)	0.81%(g)	0.82%	0.83%
Ratio of net investment income (loss) to average net assets	4.78%(f)	4.57%	3.68%	3.60%	3.71%	4.81%
Portfolio turnover rate	3%(e)(h)	37%(h)	38%(h)	24%(i)	73%	20%
Net assets, end of period (in thousands)	$410,975	$451,573	$524,429	$653,216	$631,922	$545,014
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%(f)(g)	0.91%(g)	0.85%(g)	0.82%(g)	0.82%	0.85%
Net investment income (loss) to average net assets	4.71%(f)	4.48%	3.65%	3.59%	3.71%	4.79%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	For the six months ended February 29, 2024, the Fund’s total return includes a reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class A’s total return was less than 0.005%.
(e)	Not annualized.
(f)	Annualized.
(g)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(h)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(i)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
14Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)
Class C
Net asset value, beginning of period	$ 6.05	$ 6.55	$ 7.57	$ 7.24	$ 7.56	$ 7.36
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.12	$ 0.24	$ 0.21	$ 0.21	$ 0.22	$ 0.35
Net realized and unrealized gain (loss) on investments	0.10	(0.51)	(1.02)	0.33	(0.30)	0.15
Net increase (decrease) from investment operations	$ 0.22	$ (0.27)	$ (0.81)	$ 0.54	$ (0.08)	$ 0.50
Distributions to shareholders:
Net investment income	$ (0.12)	$ (0.23)	$ (0.21)	$ (0.21)	$ (0.24)	$ (0.30)
Total distributions	$ (0.12)	$ (0.23)	$ (0.21)	$ (0.21)	$ (0.24)	$ (0.30)
Net increase (decrease) in net asset value	$ 0.10	$ (0.50)	$ (1.02)	$ 0.33	$ (0.32)	$ 0.20
Net asset value, end of period	$ 6.15	$ 6.05	$ 6.55	$ 7.57	$ 7.24	$ 7.56
Total return (c)	3.71%(d)(e)	(4.14)%	(10.88)%	7.53%	(1.03)%	7.05%
Ratio of net expenses to average net assets	1.59%(f)(g)	1.59%(g)	1.58%(g)	1.58%(g)	1.59%	1.60%
Ratio of net investment income (loss) to average net assets	4.01%(f)	3.80%	2.91%	2.84%	2.95%	4.07%
Portfolio turnover rate	3%(e)(h)	37%(h)	38%(h)	24%(i)	73%	20%
Net assets, end of period (in thousands)	$80,141	$93,368	$117,641	$162,278	$190,279	$175,156
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.67%(f)(g)	1.68%(g)	1.61%(g)	1.59%(g)	1.59%	1.61%
Net investment income (loss) to average net assets	3.93%(f)	3.71%	2.88%	2.83%	2.95%	4.06%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	For the six months ended February 29, 2024, the Fund’s total return includes a reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class C’s total return was less than 0.005%.
(e)	Not annualized.
(f)	Annualized.
(g)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(h)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(i)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/2415

Financial Highlights (continued)
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)
Class Y
Net asset value, beginning of period	$ 5.96	$ 6.46	$ 7.46	$ 7.14	$ 7.46	$ 7.26
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.15	$ 0.30	$ 0.28	$ 0.28	$ 0.29	$ 0.35
Net realized and unrealized gain (loss) on investments	0.09	(0.51)	(1.00)	0.32	(0.30)	0.22
Net increase (decrease) from investment operations	$ 0.24	$ (0.21)	$ (0.72)	$ 0.60	$ (0.01)	$ 0.57
Distributions to shareholders:
Net investment income	$ (0.15)	$ (0.29)	$ (0.28)	$ (0.28)	$ (0.31)	$ (0.37)
Total distributions	$ (0.15)	$ (0.29)	$ (0.28)	$ (0.28)	$ (0.31)	$ (0.37)
Net increase (decrease) in net asset value	$ 0.09	$ (0.50)	$ (1.00)	$ 0.32	$ (0.32)	$ 0.20
Net asset value, end of period	$ 6.05	$ 5.96	$ 6.46	$ 7.46	$ 7.14	$ 7.46
Total return (c)	4.10%(d)(e)	(3.24)%	(9.87)%	8.54%	(0.08)%	8.18%
Ratio of net expenses to average net assets	0.55%(f)(g)	0.55%(g)	0.55%(g)	0.55%(g)	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	5.04%(f)	4.84%	3.94%	3.85%	3.97%	4.99%
Portfolio turnover rate	3%(e)(h)	37%(h)	38%(h)	24%(i)	73%	20%
Net assets, end of period (in thousands)	$659,192	$770,198	$975,628	$1,244,174	$947,119	$787,800
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.71%(f)(g)	0.75%(g)	0.68%(g)	0.67%(g)	0.64%	0.66%
Net investment income (loss) to average net assets	4.88%(f)	4.64%	3.81%	3.73%	3.88%	4.88%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	For the six months ended February 29, 2024, the Fund’s total return includes a reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class Y’s total return was less than 0.005%.
(e)	Not annualized.
(f)	Annualized.
(g)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(h)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(i)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
16Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

Notes to Financial Statements  |  2/29/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Income Municipal Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
Effective December 21, 2020, the Fund began investing all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Portfolio is registered under the 1940 Act as a diversified, open-end management investment company. At February 29, 2024, the Fund owned approximately 99.999% of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Portfolio for additional information regarding significant accounting policies that affect the Fund.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 29, 2024. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/2417

voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the investment adviser of the Fund and the Portfolio (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.
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Disclosure about the classification of fair value measurements is presented in a tabular format, following the Portfolio’s Schedule of Investments.
B.	Investment Income and Transactions
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date.
The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.
During the six months ended February 29, 2024, the Portfolio realized a loss of $56,738 due to an operational error. The Adviser voluntarily reimbursed the Portfolio for this loss, which is reflected on the Statement of Operations as Reimbursement by the Adviser.
C.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of February 29, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
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The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2023 was as follows:
2023
Distributions paid from:
Tax-exempt income	$64,630,274
Ordinary income	1,354,326
Total	$65,984,600
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 13,741,460
Capital loss carryforward	(234,476,235)
Current year dividend payable	(766,344)
Net unrealized depreciation	(172,820,596)
Total	$(394,321,715)
At February 29, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,298,020,912 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 85,952,294
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(232,914,407)
Net unrealized depreciation	$(146,962,113)
The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds and the tax treatment of amortization.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $6,598 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2024.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the
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average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The Fund invests substantially all of its assets in the Portfolio. Following are risks related to the Portfolio’s investments.
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or
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markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (“municipal securities”).
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal
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securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality
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or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended February 29, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.82%, 1.59%, 0.55% and 0.55% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2025. There can be no assurance that the Adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the Fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board of Trustees. Fees waived and expenses reimbursed during the six months ended February 29, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $45,292 in management fees payable to the Adviser at February 29, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the six months ended February 29, 2024, the Fund paid
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$38,159 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At February 29, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $13,187 and a payable for administrative expenses of $205,119, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 29, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$ 3,229
Class C	1,998
Class Y	11,860
Total	$ 17,087
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $14,957 in distribution fees payable to the Distributor at February 29, 2024.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part
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of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 29, 2024, CDSCs in the amount of $8,769 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender's commitment. For the six months ended February 29, 2024, the Fund had no borrowings under the credit facility.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Income Municipal Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management
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fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
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Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
32Pioneer High Income Municipal Fund | Semiannual Report | 2/29/24

(The following financial statements of Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2433

Schedule of Investments  |  2/29/24
(unaudited)
Pioneer High Income Municipal Portfolio
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 97.1%
	Municipal Bonds — 96.9% of Net Assets(a)
	Alabama — 0.4%
4,525,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 4,665,999
	Total Alabama	$ 4,665,999

	Arizona — 2.0%
1,725,000	Arizona Industrial Development Authority, Doral Academy Nevada Fire Mesa, Series A, 5.00%, 7/15/39	$ 1,733,401
1,675,000	Arizona Industrial Development Authority, Doral Academy Nevada Fire Mesa, Series A, 5.00%, 7/15/49	1,624,398
125,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/27 (144A)	121,434
265,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/41 (144A)	227,105
1,115,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/51 (144A)	880,549
1,040,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/56 (144A)	787,041
12,490,000	Industrial Development Authority of the City of Phoenix, 3rd & Indian School Assisted Living Project, 5.40%, 10/1/36	11,344,542
1,000,000	Industrial Development Authority of the County of Pima, Facility Desert Heights Charter, 7.00%, 5/1/34	1,005,030
3,000,000	Industrial Development Authority of the County of Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,014,250
1,810,000	Tempe Industrial Development Authority, Series A, 6.125%, 10/1/47 (144A)	1,105,240
2,400,000	Tempe Industrial Development Authority, Series A, 6.125%, 10/1/52 (144A)	1,367,760
	Total Arizona	$ 23,210,750

The accompanying notes are an integral part of these financial statements.
34Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Arkansas — 2.2%
13,000,000	Arkansas Development Finance Authority, Big River Steel Project, 4.50%, 9/1/49 (144A)	$ 12,671,100
12,500,000	Arkansas Development Finance Authority, Green Bond, 5.45%, 9/1/52	12,673,625
	Total Arkansas	$ 25,344,725

	California — 16.1%
1,755,000	California County Tobacco Securitization Agency, 5.00%, 6/1/50	$ 1,769,935
60,000	California County Tobacco Securitization Agency, Asset-Backed, Series A, 5.875%, 6/1/43	60,223
1,370,000	California County Tobacco Securitization Agency, Golden Gate Tobacco Settlement, Series A, 5.00%, 6/1/47	1,318,132
185,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/36 (144A)	190,998
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/46 (144A)	1,978,840
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/54 (144A)	1,966,560
2,910,000	California Municipal Finance Authority, Series B, 4.75%, 12/1/31 (144A)	2,624,907
6,115,000	California Municipal Finance Authority, Series B, 5.25%, 12/1/36 (144A)	5,393,919
4,530,000	California Municipal Finance Authority, Series B, 5.50%, 12/1/39 (144A)	3,965,200
2,000,000	California Municipal Finance Authority, Baptist University, Series A, 5.00%, 11/1/46 (144A)	1,976,320
8,350,000	California Municipal Finance Authority, Baptist University, Series A, 5.50%, 11/1/45 (144A)	8,383,650
250,000	California Municipal Finance Authority, John Adams Academics Project, Series A, 5.00%, 10/1/35	252,165
1,550,000	California Municipal Finance Authority, John Adams Academics Project, Series A, 5.25%, 10/1/45	1,563,128
500,000	California Municipal Finance Authority, Santa Rosa Academy Project, 5.125%, 7/1/35 (144A)	503,485
1,575,000	California Municipal Finance Authority, Santa Rosa Academy Project, 5.375%, 7/1/45 (144A)	1,611,918
280,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.00%, 6/1/43 (144A)	284,746
500,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.125%, 6/1/53 (144A)	498,385
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2435

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	California — (continued)
1,000,000	California School Finance Authority, Stem Preparatory Schools, Series A, 5.375%, 5/1/63 (144A)	$ 1,001,990
100,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 4.75%, 10/1/24	99,953
830,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 5.625%, 10/1/34	832,648
3,175,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 5.875%, 10/1/44	3,180,429
1,000,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 6.00%, 10/1/49	1,001,410
3,230,000	California School Finance Authority, View Park High School, Series A, 7.125%, 10/1/48 (144A)	3,240,724
1,875,000	California Statewide Communities Development Authority, Baptist University, Series A, 5.00%, 11/1/41 (144A)	1,883,212
1,560,000	California Statewide Communities Development Authority, Baptist University, Series A, 6.125%, 11/1/33 (144A)	1,562,075
4,030,000	California Statewide Communities Development Authority, Baptist University, Series A, 6.375%, 11/1/43 (144A)	4,034,312
5,475,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.25%, 12/1/43 (144A)	5,595,559
20,760,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/58 (144A)	21,110,844
11,320,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	11,365,054
700,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/34	443,184
6,980,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/39	4,347,284
34,720,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	21,493,763
31,800,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	19,416,762
64,000,000	Golden State Tobacco Securitization Corp., Series A-1, 4.214%, 6/1/50	48,691,200
The accompanying notes are an integral part of these financial statements.
36Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	California — (continued)
2,500,000(b)	Pittsburg Unified School District Financing Authority, Capital Appreciation General Obligation Pittsburg, 9/1/41 (AGM Insured)	$ 1,245,675
1,925,000(b)	Pittsburg Unified School District Financing Authority, Capital Appreciation General Obligation Pittsburg, 9/1/42 (AGM Insured)	900,477
	Total California	$ 185,789,066

	Colorado — 6.7%
4,535,000(c)	2000 Holly Metropolitan District, Series A, 5.00%, 12/1/50	$ 4,128,165
577,000(c)	2000 Holly Metropolitan District, Series B, 7.50%, 12/15/50	546,182
5,000,000	Aerotropolis Regional Transportation Authority, 4.375%, 12/1/52	4,148,000
1,735,000(c)	Belleview Village Metropolitan District, 4.95%, 12/1/50	1,523,087
1,248,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series A, 5.00%, 12/1/49	1,189,831
2,090,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series B, 8.75%, 12/15/49	2,122,040
4,090,000(c)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	4,104,070
26,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	26,114,400
8,425,000(c)	Green Valley Ranch East Metropolitan District No. 6, Series A, 5.875%, 12/1/50	8,433,425
15,270,000(c)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	14,800,448
1,000,000	Rampart Range Metropolitan District No 5, 4.00%, 12/1/51	742,900
1,000,000(c)	Ridgeline Vista Metropolitan District, Series A, 5.25%, 12/1/60	960,340
2,000,000(c)	Settler's Crossing Metropolitan District No. 1, Series A, 5.00%, 12/1/40 (144A)	1,929,920
3,760,000(c)	Settler's Crossing Metropolitan District No. 1, Series A, 5.125%, 12/1/50 (144A)	3,440,851
597,000(c)	Settler's Crossing Metropolitan District No. 1, Series B, 7.625%, 12/15/50	569,317
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2437

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Colorado — (continued)
1,232,000(c)	Villas Metropolitan District, Series A, 5.125%, 12/1/48	$ 1,178,001
755,000(c)	Willow Bend Metropolitan District, Series B, 7.625%, 12/15/49	713,218
	Total Colorado	$ 76,644,195

	Delaware — 0.2%
2,250,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/52	$ 1,651,050
1,380,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/57	966,911
	Total Delaware	$ 2,617,961

	District of Columbia — 0.5%
845,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/32	$ 882,653
1,500,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/42	1,550,805
1,165,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/47	1,173,341
1,835,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/52	1,839,716
710,000	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	735,106
	Total District of Columbia	$ 6,181,621

	Florida — 2.1%
500,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/43	$ 40,000
750,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/53	60,000
500,000(d)	Capital Trust Agency, Inc., Series B, 5.25%, 7/1/48	40,000
2,140,000	Capital Trust Authority, Imagine School At West Pasco Project, Series A, 6.25%, 12/15/43 (144A)	2,185,175
2,100,000	Capital Trust Authority, Imagine School At West Pasco Project, Series A, 6.50%, 12/15/58 (144A)	2,136,498
850,000	County of Lake, 5.00%, 1/15/54 (144A)	760,240
170,000	County of Lake, Imagine South Lake Charter School Project, 5.00%, 1/15/29 (144A)	170,145
1,250,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/39 (144A)	1,213,375
2,350,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/49 (144A)	2,153,893
300,000	Florida Development Finance Corp., Glenridge On Palmer Ranch Project, 5.00%, 6/1/31 (144A)	294,546
The accompanying notes are an integral part of these financial statements.
38Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Florida — (continued)
13,475,000	Florida Development Finance Corp., Glenridge On Palmer Ranch Project, 5.00%, 6/1/51 (144A)	$ 11,010,018
225,000	Florida Development Finance Corp., The Glenridge On Palmer Ranch Project, 5.00%, 6/1/35 (144A)	213,885
2,500,000	Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai, 4.25%, 6/1/56	1,972,325
2,000,000	Village Community Development District No 15, 5.25%, 5/1/54 (144A)	2,034,580
	Total Florida	$ 24,284,680

	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce Authority, Asset-Backed, 5.625%, 6/1/47	$ 1,096,722
	Total Guam	$ 1,096,722

	Illinois — 5.8%
12,170,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/42	$ 12,032,479
1,000,000(c)	Chicago Board of Education, Series A, 7.00%, 12/1/46 (144A)	1,080,760
8,000,000(c)	Chicago Board of Education, Series B, 6.50%, 12/1/46	8,443,280
1,415,000(c)	Chicago Board of Education, Series C, 5.25%, 12/1/39	1,401,190
20,000,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	19,928,800
4,050,000(d)	Illinois Finance Authority, Series A-2, 6.00%, 11/15/36	3,240,000
1,591,212(b)	Illinois Finance Authority, Cabs Clare Oaks Project, Series B-1, 11/15/52	95,473
2,520,597(d)(e)	Illinois Finance Authority, Clare Oaks Project, Series A-3, 4.00%, 11/15/52	1,638,388
12,160,000	Southwestern Illinois Development Authority, 5.00%, 6/1/53	11,789,971
1,235,000	Southwestern Illinois Development Authority, 8.00%, 6/1/53	1,228,084
1,415,000(d)	Southwestern Illinois Development Authority, Village of Sauget Project, 5.625%, 11/1/26	1,061,250
3,040,000	Village of Lincolnwood, Series A, 4.82%, 1/1/41 (144A)	2,830,453
2,165,000	Village of Matteson, 6.50%, 12/1/35	2,249,283
	Total Illinois	$ 67,019,411

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2439

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Indiana — 9.2%
8,230,000	City of Anderson, 5.375%, 1/1/40 (144A)	$ 7,155,162
420,000	City of Evansville, Silver Birch Evansville Project, 4.80%, 1/1/28	409,336
6,475,000	City of Evansville, Silver Birch Evansville Project, 5.45%, 1/1/38	5,839,544
500,000	City of Fort Wayne, 5.125%, 1/1/32	481,645
4,665,000	City of Fort Wayne, 5.35%, 1/1/38	4,315,871
24,990,000	City of Hammond, Custodial Receipts Cabelas Project, 7.50%, 2/1/29 (144A)	24,366,000
945,000	City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34	955,376
7,825,000	City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37	7,819,679
990,000	City of Lafayette, Glasswater Creek Lafayette Project, 5.60%, 1/1/33	979,961
6,000,000	City of Lafayette, Glasswater Creek Lafayette Project, 5.80%, 1/1/37	5,733,120
800,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.10%, 1/1/32 (144A)	763,352
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.375%, 1/1/38 (144A)	5,122,415
4,560,000	City of Terre Haute, 5.35%, 1/1/38	3,894,924
5,190,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.125%, 7/1/37	5,242,108
2,830,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.375%, 7/1/47	2,760,750
1,975,000	Indiana Finance Authority, Sanders Glen Project, Series A, 4.25%, 7/1/43	1,508,169
2,020,000	Indiana Finance Authority, Sanders Glen Project, Series A, 4.50%, 7/1/53	1,346,754
11,985,000	Indiana Housing & Community Development Authority, Series A, 5.00%, 1/1/39 (144A)	9,893,857
8,260,000	Indiana Housing & Community Development Authority, Evergreen Village Bloomington Project, 5.50%, 1/1/37	7,501,567
10,170,000	Town of Plainfield Multifamily Housing Revenue, 5.375%, 9/1/38	10,076,538
	Total Indiana	$ 106,166,128

	Kansas — 1.2%
400,000	Kansas Development Finance Authority, Series A, 5.25%, 11/15/33	$ 363,808
The accompanying notes are an integral part of these financial statements.
40Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Kansas — (continued)
15,405,000	Kansas Development Finance Authority, Series A, 5.25%, 11/15/53	$ 11,239,796
2,500,000	Kansas Development Finance Authority, Series A, 5.50%, 11/15/38	2,156,600
	Total Kansas	$ 13,760,204

	Massachusetts — 1.1%
2,790,000	Massachusetts Development Finance Agency, Series A, 5.00%, 7/1/44	$ 2,748,875
635,502(d)	Massachusetts Development Finance Agency, Adventcare Project, 7.625%, 10/15/37	64
1,661,444(d)	Massachusetts Development Finance Agency, Adventcare Project, Series A, 6.75%, 10/15/37 (144A)	166
1,250,000	Massachusetts Development Finance Agency, International Charter School, 5.00%, 4/15/40	1,262,713
4,500,000	Massachusetts Development Finance Agency, Linden Ponds, 5.125%, 11/15/46 (144A)	4,603,455
4,000,000	Massachusetts Development Finance Agency, Lowell General Hospital, Series G, 5.00%, 7/1/44	3,934,000
	Total Massachusetts	$ 12,549,273

	Michigan — 2.7%
8,490,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 7,946,470
1,250,000	Flint Hospital Building Authority, Hurley Medical Center, Series A, 5.25%, 7/1/39	1,239,925
5,485,000	Flint International Academy, 5.75%, 10/1/37	5,485,000
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	5,954,349
4,000,000(e)	Michigan Strategic Fund, Series B, 7.50%, 11/1/41	4,250,800
7,100,000(e)	Michigan Strategic Fund, Michigan Department Offices Lease, Series B, 7.75%, 3/1/40	6,296,635
	Total Michigan	$ 31,173,179

	Minnesota — 2.5%
1,310,000	City of Bethel, 6.00%, 7/1/57	$ 1,214,933
4,210,000	City of Bethel, Series A, 5.00%, 7/1/48	4,037,643
1,000,000	City of Bethel, Series A, 5.00%, 7/1/53	917,930
2,440,000	City of Brooklyn Park, Prairie Seeds Academy Project, Series A, 5.00%, 3/1/34	2,361,749
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project, Series A, 5.00%, 3/1/39	1,867,940
3,515,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.00%, 7/1/55	3,614,685
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2441

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Minnesota — (continued)
400,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.25%, 7/1/37	$ 400,912
1,500,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.50%, 7/1/50	1,502,055
1,500,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.125%, 9/1/38	1,365,495
3,145,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.25%, 9/1/43	2,652,430
6,080,000(d)	City of Rochester, Rochester Math & Science Academy, Series A, 5.375%, 9/1/50	4,892,029
2,000,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, Great River School Project, Series A, 5.50%, 7/1/52 (144A)	1,967,800
1,300,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, St. Paul City School Project, Series A, 5.00%, 7/1/36	1,366,495
	Total Minnesota	$ 28,162,096

	Missouri — 0.3%
200,000	Kansas City Industrial Development Authority, Series A, 4.25%, 4/1/26 (144A)	$ 197,298
1,000,000	Kansas City Industrial Development Authority, Series A, 5.00%, 4/1/36 (144A)	957,260
2,300,000	Kansas City Industrial Development Authority, Series A, 5.00%, 4/1/46 (144A)	2,082,880
	Total Missouri	$ 3,237,438

	Nevada — 0.1%
1,125,000	City of Las Vegas Special Improvement District No 611, Sunstone Phase I and II, 4.125%, 6/1/50	$ 944,696
	Total Nevada	$ 944,696

	New Jersey — 1.0%
1,255,000	New Jersey Economic Development Authority, Series A, 5.25%, 10/1/38 (144A)	$ 1,209,506
1,215,000	New Jersey Economic Development Authority, Charter Hatikvah International Academy, Series A, 5.25%, 7/1/37 (144A)	1,159,402
The accompanying notes are an integral part of these financial statements.
42Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	New Jersey — (continued)
2,500,000	New Jersey Economic Development Authority, Charter Hatikvah International Academy, Series A, 5.375%, 7/1/47 (144A)	$ 2,319,575
7,205,000	New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project, Series A, 5.375%, 10/1/50 (144A)	6,665,345
	Total New Jersey	$ 11,353,828

	New Mexico — 1.5%
16,135,000(e)	County of Otero, Otero County Jail Project, Certificate Participation, 9.00%, 4/1/28	$ 15,408,925
1,750,000	Lower Petroglyphs Public Improvement District, 5.00%, 10/1/48	1,638,665
	Total New Mexico	$ 17,047,590

	New York — 17.0%
375,000(d)	Buffalo & Erie County Industrial Land Development Corp., 5.00%, 10/1/28 (144A)	$ 165,000
4,150,000(d)	Buffalo & Erie County Industrial Land Development Corp., 5.00%, 10/1/38 (144A)	1,826,000
6,175,000	Chautauqua Tobacco Asset Securitization Corp., 5.00%, 6/1/48	5,944,611
9,250,000	Dutchess County Local Development Corp., Health Quest Systems Inc., Series B, 5.00%, 7/1/46	9,086,275
10,000,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp., Asset-Backed, Series A, 5.00%, 6/1/45	8,436,318
22,015,000	Nassau County Tobacco Settlement Corp., Asset-Backed, Series A-3, 5.00%, 6/1/35	20,862,074
15,020,000	Nassau County Tobacco Settlement Corp., Asset-Backed, Series A-3, 5.125%, 6/1/46	14,227,695
14,700,000	New York Counties Tobacco Trust IV, Series A, 5.00%, 6/1/42	14,222,250
5,700,000	New York Counties Tobacco Trust IV, Series A, 6.25%, 6/1/41 (144A)	5,700,228
24,455,000	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	23,142,011
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2443

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	New York — (continued)
51,600,000(b)	New York Counties Tobacco Trust V, Capital Appreciation Pass Through, Series 4A, 6/1/60 (144A)	$ 2,717,772
7,440,000	New York Counties Tobacco Trust VI, Series A-2B, 5.00%, 6/1/45	7,149,096
11,745,000	New York Counties Tobacco Trust VI, Settlement pass through, Series 2B, 5.00%, 6/1/51	11,180,888
2,625,000	Riverhead Industrial Development Agency, 7.65%, 8/1/34	2,626,628
26,890,000	TSASC, Inc., Series B, 5.00%, 6/1/45	25,616,758
29,980,000	TSASC, Inc., Series B, 5.00%, 6/1/48	27,031,467
9,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, 4.50%, 7/1/56 (144A)	7,475,130
5,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project, 5.00%, 7/1/36 (144A)	5,159,200
	Total New York	$ 196,133,470

	Ohio — 3.4%
35,100,000	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B-2, 5.00%, 6/1/55	$ 33,405,372
980,000	Ohio Housing Finance Agency, Sanctuary Springboro Project, 5.125%, 1/1/32 (144A)	846,838
5,275,000	Ohio Housing Finance Agency, Sanctuary Springboro Project, 5.45%, 1/1/38 (144A)	4,428,890
	Total Ohio	$ 38,681,100

	Pennsylvania — 5.9%
1,000,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.125%, 10/15/37	$ 964,890
2,535,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.25%, 10/15/47	2,335,724
8,465,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project, Series A, 5.125%, 6/1/46 (144A)	7,920,447
1,205,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/32 (144A)	1,231,691
2,290,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/42 (144A)	2,256,268
3,335,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/52 (144A)	3,054,993
The accompanying notes are an integral part of these financial statements.
44Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Pennsylvania — (continued)
1,660,000	Philadelphia Authority for Industrial Development, 5.125%, 6/1/38 (144A)	$ 1,708,671
6,045,000(e)	Philadelphia Authority for Industrial Development, 5.125%, 12/15/44 (144A)	5,616,349
3,500,000	Philadelphia Authority for Industrial Development, 5.25%, 6/1/48 (144A)	3,540,845
4,370,000	Philadelphia Authority for Industrial Development, 5.375%, 6/1/53 (144A)	4,394,341
9,435,000	Philadelphia Authority for Industrial Development, 5.50%, 6/1/49 (144A)	8,880,033
900,000	Philadelphia Authority for Industrial Development, Series A, 5.00%, 11/15/31	899,568
4,055,000	Philadelphia Authority for Industrial Development, 2800 American Street Co. Project, Series A, 5.625%, 7/1/48 (144A)	4,090,846
8,295,000	Philadelphia Authority for Industrial Development, Global Leadership Academy Charter School Project, Series A, 5.00%, 11/15/50	7,508,800
2,200,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A, 6.50%, 6/1/45	2,150,786
2,940,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Project, Series A, 6.625%, 6/1/50	2,880,847
255,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.00%, 6/15/32	256,599
1,045,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.125%, 6/15/42	1,024,748
970,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.25%, 6/15/52	915,680
1,020,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.375%, 6/15/57	963,523
2,000,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.00%, 6/15/33 (144A)	2,025,320
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2445

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Pennsylvania — (continued)
1,500,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.375%, 6/15/38 (144A)	$ 1,527,360
1,750,000	Philadelphia Authority for Industrial Development, Tacony Academy Charter school Project, 5.50%, 6/15/43 (144A)	1,767,482
	Total Pennsylvania	$ 67,915,811

	Puerto Rico — 1.7%
10,689,000(c)	Commonwealth of Puerto Rico, Restructured Series A1, 4.00%, 7/1/46	$ 9,591,988
6,685,000	Puerto Rico Electric Power Authority, Series AAA, 5.25%, 7/1/21	1,871,800
3,535,000	Puerto Rico Electric Power Authority, Series CCC, 4.80%, 7/1/28	989,800
1,285,000	Puerto Rico Electric Power Authority, Series CCC, 5.00%, 7/1/24	359,800
3,735,000	Puerto Rico Electric Power Authority, Series DDD, 5.00%, 7/1/23	1,045,800
3,315,000	Puerto Rico Electric Power Authority, Series TT, 5.00%, 7/1/21	928,200
1,000,000	Puerto Rico Electric Power Authority, Series WW, 5.00%, 7/1/28	280,000
1,130,000	Puerto Rico Electric Power Authority, Series ZZ, 4.75%, 7/1/27	316,400
4,000,000	Puerto Rico Highway & Transportation Authority, Series A, 5.85%, 3/1/27	3,950,800
665,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Series A, 5.20%, 7/1/24	669,276
	Total Puerto Rico	$ 20,003,864

	Rhode Island — 0.1%
2,065,000(d)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 826,000
	Total Rhode Island	$ 826,000

	Tennessee — 0.1%
1,095,000	Metropolitan Government Nashville & Davidson County Industrial Development Board, 4.00%, 6/1/51 (144A)	$ 917,938
	Total Tennessee	$ 917,938

	Texas — 4.3%
325,000	Arlington Higher Education Finance Corp., 3.50%, 3/1/24 (144A)	$ 325,000
The accompanying notes are an integral part of these financial statements.
46Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Texas — (continued)
16,875,000	Arlington Higher Education Finance Corp., 5.45%, 3/1/49 (144A)	$ 17,764,819
100,000	Arlington Higher Education Finance Corp., Series A, 5.875%, 3/1/24	100,000
525,000	Arlington Higher Education Finance Corp., Series A, 6.625%, 3/1/29	526,186
375,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.00%, 3/1/34	375,656
7,030,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.125%, 3/1/44	7,031,195
160,000	City of Celina, 5.50%, 9/1/24	160,466
16,755,000(d)(e)	Greater Texas Cultural Education Facilities Finance Corp., 8.00%, 2/1/50 (144A)	10,220,550
3,335,000(d)(e)	Greater Texas Cultural Education Facilities Finance Corp., Series B, 8.00%, 2/1/33 (144A)	2,034,350
1,250,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series C, 5.50%, 7/1/46	250,000
1,000,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series C, 5.75%, 7/1/51	200,000
75,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series D, 6.00%, 7/1/26	7,500
1,350,000(d)	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series D, 7.00%, 7/1/51	135,000
17,350,000(d)	Sanger Industrial Development Corp., Texas Pellets Project, Series B, 8.00%, 7/1/38	4,272,437
8,142,447(d)	Tarrant County Cultural Education Facilities Finance Corp., Series A, 5.75%, 12/1/54	5,292,591
1,000,000(e)	Texas Midwest Public Facility Corp., Secure Treatment Facility Project, Restructured, 0.01%, 12/1/30	687,540
	Total Texas	$ 49,383,290

	Virginia — 4.9%
17,925,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/1/46	$ 15,456,010
33,495,000	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	31,487,980
5,905,000(e)	Tobacco Settlement Financing Corp., Series B-2, 5.20%, 6/1/46	5,904,941
14,000,000(b)	Tobacco Settlement Financing Corp., Series D, 6/1/47	3,719,520
	Total Virginia	$ 56,568,451

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2447

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Wisconsin — 3.8%
2,500,000	Public Finance Authority, American Preparatory Academy - Las Vegas Project, Series A, 5.125%, 7/15/37 (144A)	$ 2,521,750
1,550,000	Public Finance Authority, Community School of Davidson Project, 5.00%, 10/1/33	1,567,499
5,905,000	Public Finance Authority, Community School of Davidson Project, 5.00%, 10/1/48	5,650,613
1,590,000	Public Finance Authority, Coral Academy Science Las Vegas, Series A, 5.625%, 7/1/44	1,600,351
370,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/29 (144A)	368,786
1,710,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/39 (144A)	1,640,916
2,660,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/50 (144A)	2,371,975
400,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/36 (144A)	362,604
700,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/51 (144A)	511,959
2,280,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/61 (144A)	1,574,454
335,000	Public Finance Authority, Coral Academy Science Reno, Series A, 5.375%, 6/1/37 (144A)	334,608
900,000	Public Finance Authority, Coral Academy Science Reno, Series A, 5.875%, 6/1/52 (144A)	895,005
1,565,000	Public Finance Authority, Coral Academy Science Reno, Series A, 6.00%, 6/1/62 (144A)	1,560,994
9,310,000	Public Finance Authority, Gardner Webb University, 5.00%, 7/1/31 (144A)	9,769,355
225,000	Public Finance Authority, Lead Academy Project, Series A, 4.25%, 8/1/26 (144A)	223,175
2,000,000	Public Finance Authority, Lead Academy Project, Series A, 5.00%, 8/1/36 (144A)	2,061,300
2,500,000	Public Finance Authority, Lead Academy Project, Series A, 5.125%, 8/1/46 (144A)	2,540,050
230,000	Public Finance Authority, Quality Education Academy Project, Series A, 5.25%, 7/15/33 (144A)	232,815
690,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.00%, 7/15/43 (144A)	704,318
640,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.25%, 7/15/53 (144A)	649,376
1,175,000	Public Finance Authority, Quality Education Academy Project, Series A, 6.50%, 7/15/63 (144A)	1,198,888
The accompanying notes are an integral part of these financial statements.
48Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Wisconsin — (continued)
2,000,000	Public Finance Authority, SearStone CCRC Project, 4.00%, 6/1/41 (144A)	$ 1,584,960
1,500,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/37 (144A)	1,435,800
2,500,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/52 (144A)	2,075,150
10,640,000(b)(d) +	Public Finance Authority, Springshire Pre-Development Project, 12/1/20 (144A)	—
	Total Wisconsin	$ 43,436,701

	Total Municipal Bonds (Cost $1,248,176,327)	$1,115,116,187

	Debtors in Possession Financing — 0.2% of Net Assets#
	Retirement Housing — 0.2%
9,000,000(d) +	Springshire Retirement LLC - Promissory Note, 9.00%, 12/31/24	$ 2,970,000
40,576 +	The Oaks at Bartlett - Promissory Note, 14.00%, 12/1/24	40,576
	Total Retirement Housing	$ 3,010,576

	TOTAL DEBTORS IN POSSESSION FINANCING (Cost $9,040,576)	$ 3,010,576

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.1% (Cost $1,257,216,903)	$1,118,126,763
	OTHER ASSETS AND LIABILITIES — 2.9%	$ 32,941,819
	net assets — 100.0%	$ 1,151,068,582

AGM	Assured Guaranty Municipal Corp.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At February 29, 2024, the value of these securities amounted to $338,465,338, or 29.4% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Represents a General Obligation Bond.
(d)	Security is in default.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 29, 2024.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2449

Schedule of Investments  |  2/29/24
(unaudited) (continued)
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Springshire Retirement LLC - Promissory Note	12/1/2021	$9,000,000	$2,970,000
The Oaks at Bartlett - Promissory Note	2/6/2024	40,576	40,576
Total Restricted Securities			$3,010,576
% of Net assets			0.2%
The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:
Revenue Bonds:
Tobacco Revenue	27.7%
Education Revenue	24.4
Health Revenue	23.4
Development Revenue	9.2
Water Revenue	2.3
Facilities Revenue	2.1
Transportation Revenue	0.9
Power Revenue	0.5
Industrial Revenue	0.3
Other Revenue	0.3
Pollution Control Revenue	0.1
91.2%
General Obligation Bonds:	8.8%
100.0%
Purchases and sales of securities (excluding short-term investments) for the six months ended February 29, 2024, aggregated $30,972,385 and $196,682,920, respectively.
The accompanying notes are an integral part of these financial statements.
50Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments).
The following is a summary of the inputs used as of February 29, 2024 in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,115,116,187	$ —*	$1,115,116,187
Debtors in Possession Financing	—	—	3,010,576	3,010,576
Total Investments in Securities	$ —	$ 1,115,116,187	$ 3,010,576	$ 1,118,126,763
*	Securities valued at $0.
Transfers are calculated on the beginning of period values. During the period ended February 29, 2024, a security valued at $1,064,000 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2451

Statement of Assets and Liabilities  |  2/29/24
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,257,216,903)	$1,118,126,763
Cash	11,781,064
Receivables —
Proceeds from contributions	1,337,998
Interest	21,325,061
Other assets	322,149
Total assets	$ 1,152,893,035
LIABILITIES:
Payables —
Value of withdrawals	$ 1,709,272
Trustees’ fees	12,053
Administrative expenses	29,931
Accrued expenses	73,197
Total liabilities	$ 1,824,453
NET ASSETS:
Paid-in capital	$1,164,332,127
Distributable earnings (loss)	(13,263,545)
Net assets	$ 1,151,068,582
The accompanying notes are an integral part of these financial statements.
52Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/29/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$33,473,419
Total Investment Income		$33,473,419
EXPENSES:
Administrative expenses	$ 31,367
Custodian fees	5,420
Professional fees	64,772
Printing expense	12,775
Officers’ and Trustees’ fees	35,109
Insurance expense	10,649
Miscellaneous	584
Total expenses		$ 160,676
Net investment income		$33,312,743
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Reimbursement by the Adviser	$ 56,738
Investments in unaffiliated issuers	(9,338,325)	$ (9,281,587)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$25,858,710
Net realized and unrealized gain (loss) on investments		$16,577,123
Net increase in net assets resulting from operations		$49,889,866
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2453

Statements of Changes in Net Assets
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 33,312,743	$ 77,181,556
Net realized gain (loss) on investments	(9,281,587)	(71,900,401)
Change in net unrealized appreciation (depreciation) on investments	25,858,710	(49,144,124)
Net increase (decrease) in net assets resulting from operations	$ 49,889,866	$ (43,862,969)
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$ 153,475,852	$ 514,947,243
Value of withdrawals	(365,086,822)	(777,581,636)
Net decrease in net assets resulting from capital transactions	$ (211,610,970)	$ (262,634,393)
Net decrease in net assets	$ (161,721,104)	$ (306,497,362)
NET ASSETS:
Beginning of period	$1,312,789,686	$1,619,287,048
End of period	$ 1,151,068,582	$1,312,789,686
The accompanying notes are an integral part of these financial statements.
54Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

Financial Highlights
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	12/21/20 to 8/31/21*
Total return	4.36%(a)(b)	(2.71)%	(9.34)%	6.30%(b)
Ratio of net expenses to average net assets	0.03%(c)	0.02%	0.02%	0.02%(c)
Ratio of net investment income (loss) to average net assets	5.56%(c)	5.35%	4.47%	3.07%(c)
Portfolio turnover rate	3%(b)	37%	38%	11%(b)(d)
Net assets, end of period (in thousands)	$1,151,069	$1,312,790	$1,619,287	$2,054,850
*	The Portfolio commenced operations on December 21, 2020.
(a)	For the six months ended February 29, 2024, the Portfolio’s total return includes a reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on the total return was less than 0.005%.
(b)	Not annualized.
(c)	Annualized.
(d)	The portfolio turnover rate excludes purchases and sales from the transfer of assets from Pioneer High Income Municipal Fund (see Note 1).
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2455

Notes to Financial Statements  |  2/29/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 29, 2024, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At February 29, 2024, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio and Pioneer MAP - High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020, the Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s placement agent.
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits portfolios to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a portfolio to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on portfolio leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management
56Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.	Security Valuation
Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/2457

news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
During the six months ended February 29, 2024, the Portfolio realized a loss of $56,738 due to an operational error. The Adviser voluntarily reimbursed the Portfolio for this loss, which is reflected on the Statement of Operations as Reimbursement by the Adviser.
The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities to its investors in proportion to their investment in the Portfolio.
C.	Federal Income Taxes
The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.
Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
58Pioneer High Income Municipal Portfolio | Semiannual Report | 2/29/24

D.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio’s investments and negatively impact the Portfolio’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and
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financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio’s assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities").
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Portfolio invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education,
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transportation, special revenues and pollution control, the Portfolio will be more susceptible to associated risks and developments.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Portfolio’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security
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and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of investors in the Portfolio to purchase or withdraw interests in the Portfolio, loss of or unauthorized access to private investor information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
E.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at February 29, 2024 are listed in the Schedule of Investments.
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2. Management Agreement
The Adviser manages the Portfolio’s portfolio. The Portfolio does not pay a management fee under the Portfolio’s investment advisory agreement with the Adviser.
3. Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for his services as the Portfolio’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the six months ended February 29, 2024, the Portfolio paid $35,109 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At February 29, 2024, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $12,053 and a payable for administrative expenses of $29,931, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Income Municipal Portfolio (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered that the Fund does not pay a management fee. The Trustees considered that the Fund is a master fund in a master-feeder structure in which each feeder fund investing in the Fund has the same investment objective and policies as the Fund. The Trustees considered that each feeder fund investing in the Fund pays a management fee directly to Amundi US for its management services to the feeder fund, or is offered through a separately managed account program in which participants pay fees to Amundi US or an affiliate for management of the separately managed account. The Trustees concluded that the fee and expense structure for the Fund was reasonable in relation to the nature and quality of services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund investors. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to
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reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret*
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024.
** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 20563-17-0424

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

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(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

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(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

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(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

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(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

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(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

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ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

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(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date April 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date April 30, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Principal Financial Officer

Date April 30, 2024

*	Print the name and title of each signing officer under his or her signature.